UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 14, 2015

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation or Organization)	001-32657 (Commission File Number)	980363970 (I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08
Bermuda (Address of principal executive offices)	N/A (Zip Code)

(441) 292-1510
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 14, 2015, Nabors Industries, Inc. (“NII”) and Nabors Drilling Canada Limited, each a wholly owned subsidiary of Nabors Industries Ltd. (the “Company”), and the Company entered into an amendment (“Amendment No. 1”) to the existing credit agreement dated November 29, 2012 (the “Credit Agreement”).  Amendment No. 1 increases the available borrowing capacity from US$1,500,000,000 to US$2,200,000,000, extends the maturity date to July 14, 2020 and increases the size of the accordion option from $450,000,000 to $500,000,000.  Amendment No. 1 also allows NII to request that the lenders agree to up to two one-year extensions of the maturity date.  The current rate under the revised facility has been reduced to LIBOR plus 125 bps with standby fees of 15 bps applying to the undrawn commitment. NII expects to use the extended facility to provide financial flexibility for strategic investment opportunities, debt refinancing and other corporate uses.

Under the terms of the Credit Agreement, as amended, Citigroup Global Markets Inc., Mizuho Bank, Ltd., HSBC Bank USA, N.A. and Wells Fargo Bank Securities, LLC are joint lead arrangers and bookrunners.  The lenders participating in the facility are Citibank, N.A., Mizuho Bank, Ltd., HSBC Bank USA, N.A., Wells Fargo Bank, N.A., HSBC Bank Canada, Bank of America, N.A., Bank of Tokyo-Mitsubishi UFJ, Ltd., PNC Bank, National Association, Deutsche Bank AG New York Branch, Morgan Stanley Bank, N.A., Compass Bank, U.S. Bank National Association, Goldman Sachs Bank USA, Sumitomo Mitsui Banking Corporation, Australia and New Zealand Banking Group Limited, Arab Banking Corporation, Grand Cayman Branch, and Riyad Bank, Houston Agency.

A copy of Amendment No. 1, included in this Form 8-K as Exhibit 10.1, is incorporated herein by reference and should be read in its entirety for a complete description of its provisions.  The summary in this report is qualified in its entirety by the text of such provisions.

Item 8.01 Other Events.

On July 14, 2015, we issued a press release announcing the amendment to the Credit Agreement.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to the Credit Agreement, dated July 14, 2015.

99.1	Press release.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 15, 2015	Nabors Industries Ltd.

/s/ Mark D. Andrews
Mark D. Andrews
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Amendment No. 1 to the Credit Agreement, dated July 14, 2015.

99.1	Press release.